UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 12, 2003
(Date of Earliest Event Reported)

MOSSIMO, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14208	33-0684524
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2016 Broadway, Santa Monica, CA 90404

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(310) 460-0040

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7           EXHIBITS

99.1            Press Release dated August 12, 2003, titled "Mossimo, Inc. Reports Second Quarter Fiscal 2003 Results"

ITEM 9          Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

On August 12, 2003, Mossimo, Inc. issued a press release announcing the financial results for the second quarter ended June 30, 2003.  A copy of the press release is attached as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOSSIMO, INC.

	By:	/s/ Manuel Marrero
Manuel Marrero
Dated: August 12, 2003		Chief Financial Officer

Exhibit Index

99.1    August 12, 2003 press release.